UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(D) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): FEBRUARY 3, 2016

COMMISSION FILE NUMBER: 000-54616

MICHAEL JAMES ENTERPRISES, INC.

(Exact Name of Registrant as Specified in its Charter)

(formerly BullsnBears.com, Inc.)

DELAWARE                                       000-54616                                           45-2282672

(State of Incorporation)                  (Commission File Number)                     (I.R.S. Employer ID Number)

784 Morris Turnpike, #334, Short Hills, NJ

07078

 (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code

(908) 204-0004

BULLSNBEARS.COM, INC.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The following current report under Section 13 or 15(d) of the Securities Exchange Act of 1934 is filed pursuant to Rule 13a-ll or Rule 15d-11:

ITEM 2.03  CREATION OF A DIRECT FINANCIAL OBLIGATION

On February 4, 2016, the Registrant entered into a 10% Convertible Promissory Note with Tangiers Investment Group, LLC, a non-affiliate.  The principal terms of this Note are as follows:

-

 Principal amount of $121,000 payable with interest at 10% per annum

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 Term:  One Year

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 Original Issuance Discount of $11,000 for due diligence and legal costs

-

 Convertible at the option of the Holder in whole or in part into Common Stock of the Issuer which shall be equal to 55% of the lowest trading price of the Issuer’s Common Stock during the 20 trading days preceding the election to convert.

In the event that the Holder elects to fully convert the Note into Shares of Common Stock, the Registrant cannot determine at this time the number of Shares which would be issued upon such conversion, or whether such issuance would constitute a change of control of the Registrant.

The foregoing is a summary of the principal terms of this Note.  The complete terms of the Note are set forth as Exhibit ____ to this Report.

ITEM 5.02   DEPARTURE OF DIRECTORS AND CERTAIN OFFICERS

On February 3, 2016, James Palladino resigned as a Director and as Secretary of the Registrant, and as a Director and Officer of BullsnBears Holdings, Inc., a wholly-owned subsidiary of the Registrant.  The resignation was for personal business reasons and not as a result of any dispute with the Company, its financial statements, or its reports as filed the U.S. Securities and Exchange Commission.  Mr. Palladino did not wish to provide any statement which would be required to be included in this filing.  James M. Farinella was appointed Secretary of the Company.

A copy of Mr. Palladino’s Letter of Resignation is attached hereto as Exhibit ___.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.

5.02 Resignation Letter

10.1 Convertible Note

                                   SIGNATURES

Pursuant to the Requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: February 4, 2016

                 MICHAEL JAMES ENTERPRISES, INC.

                                   By: /s/ James M. Farinella

                                      ---------------------------------

                                      James M. Farinella

                                      Chief Executive Officer